UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  October 13, 2009

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm.
Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.
Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2008.
Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events

        Ensco International Incorporated (the "Company," "Ensco," "we" or "us") is filing this Current Report on Form 8-K (the "Report") for the purpose of updating our Annual Report on Form 10-K for the year ended December 31, 2008 (the "Form 10-K") filed with the Securities and Exchange Commission (the "SEC") on February 26, 2009 to reflect retrospective application of SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" ("SFAS 160") and FASB Staff Position EITF 03-6-1 "Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities" ("FSP EITF 03-6-1") and to reclassify ENSCO 69 as discontinued operations for all periods presented. Net income attributable to Ensco, total assets and total Ensco stockholders' equity in this Report are equal to net income, total assets and total stockholders' equity in the Form 10-K.

        We adopted SFAS 160 on January 1, 2009. SFAS 160 amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements", to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 clarifies that a noncontrolling interest should be reported as equity in the consolidated financial statements and requires net income attributable to both the parent and the noncontrolling interest to be disclosed separately on the face of the consolidated statement of income. The presentation and disclosure requirements of SFAS 160 require retrospective application to all prior periods presented. Three of our international subsidiaries have a noncontrolling interest held by local third parties.

        We adopted FSP EITF 03-6-1 on January 1, 2009. FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method described in SFAS No. 128, "Earnings Per Share". Non-vested share awards granted to our employees and non-employee directors contain nonforfeitable dividend rights and, therefore, are now considered participating securities.

        From May 2007 to June 2009, ENSCO 69 was contracted to Petrosucre, a subsidiary of Petróleos de Venezuela S.A., the national oil company of Venezuela. In January 2009, we suspended drilling operations on ENSCO 69 after Petrosucre failed to satisfy its contractual obligations and meet commitments relative to the payment of past due invoices. Petrosucre then took over complete control of ENSCO 69 drilling operations. On April 30, 2009, we submitted a notice of termination to Petrosucre for non-payment of past due invoices, and, on June 4, 2009, Petrosucre advised that it would not return the rig and would continue to operate it without our consent. On June 6, 2009, we terminated our contract with Petrosucre and removed our remaining employees from the rig.

        Due to Petrosucre's longstanding failure to satisfy its contractual obligations and meet payment commitments, and in consideration of the Venezuelan government's recent nationalization of assets owned by international oil and gas companies and oilfield service companies, we believe it is remote that ENSCO 69 will be returned to us by Petrosucre and operated again by Ensco. Therefore, we recorded the disposal of ENSCO 69 during the quarter ended June 30, 2009, and reclassified both the operating results of ENSCO 69 and the loss on disposal as discontinued operations in our condensed consolidated statements of income in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 (the "Form 10-Q") filed with the SEC on July 23, 2009.

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Each Item updated in the Form 10-K is filed as a separate exhibit to this Report. The specific disclosures updated within each Item are as follows:
•	The consolidated balance sheets as of December 31, 2008 and 2007 and the related consolidated statements of income and cash flows for each of the years in the three-year period ended December 31, 2008, included in Part II, "Item 8. Financial Statements and Supplementary Data" (filed as Exhibit 99.1 hereto);
•	Sections a), m) and o) of Note 1, Note 6, Note 7, Note 10, Section a) of Note 11, Note 13, Note 14 and Note 15 to our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, included in Part II, "Item 8. Financial Statements and Supplementary Data" (filed as Exhibit 99.1 hereto);
•	The Introduction, Results of Operations, Liquidity and Capital Resources, Critical Accounting Policies and Estimates and New Accounting Pronouncements sections included in Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" (filed as Exhibit 99.2 hereto); and
•	Consolidated Statement of Income Data and Consolidated Balance Sheet and Cash Flow Statement Data included in Part II, "Item 6. Selected Financial Data" (filed as Exhibit 99.3 hereto).

Note 16, as well as the portion of Note 12 related to ENSCO 69, have been removed from our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008 (filed as Exhibit 99.1). These disclosures were superseded by our updated disclosures related to ENSCO 69 contained in Section a) of Note 11.

This filing includes updates only to the portions of Item 6, Item 7 and Item 8 of the Form 10-K that specifically relate to SFAS 160, FSP EITF 03-6-1 or the reclassification of ENSCO 69 as discontinued operations and does not otherwise modify or update any other disclosures set forth in the Form 10-K. The revised Items included in this Report have not been updated for any events or circumstances occurring or existing after the date the Form 10-K was originally filed, except for the reclassification of ENSCO 69 as discontinued operations. More current information related to the disposal of ENSCO 69 is contained in the Form 10-Q. This Report should be read in conjunction with the Form 10-K (except for Part II, Item 6, Item 7 and Item 8), the Form 10-Q and our other reports on Form 10-Q and Form 8-K filed during 2009.
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FORWARD-LOOKING STATEMENTS

       This Report and the exhibits hereto contain forward-looking statements that are subject to a number of risks and uncertainties and are based on information as of the date of this Report or the date the Form 10-K was originally filed, as applicable. We assume no obligation to update these statements based on information after the date of this Report or the date the Form 10-K was originally filed, as applicable.

       Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. The forward-looking statements include, but are not limited to, statements regarding the status of ENSCO 69, future operations, industry trends or conditions and the business environment; statements regarding future levels of, or trends in, utilization, day rates, revenues, operating expenses, contract term, contract backlog, capital expenditures, insurance, financing and funding; statements regarding future construction (including construction in progress and completion thereof), enhancement, upgrade or repair of rigs and timing thereof; statements regarding future mobilization, relocation or other movement of rigs and timing thereof; statements regarding future availability or suitability of rigs and timing thereof; and statements regarding the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and timing thereof.

       Forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including:

•	industry conditions and competition, including changes in rig supply and demand or new technology,
•	risks associated with the current global economic crisis and its impact on capital markets and liquidity,
•	prices of oil and natural gas in general and the current depressed prices in particular and the impact of commodity prices upon future levels of drilling activity and expenditures,
•	further declines in rig activity which may cause us to idle or stack additional rigs,
•	excess rig availability or supply resulting from delivery of new drilling rigs,
•	heavy concentration of our rig fleet in premium jackups,
•	cyclical nature of the industry,
•	worldwide expenditures for oil and natural gas drilling,
•	the ultimate resolution of the ENSCO 69 situation in general and the potential return of the rig or package policy political risk insurance recovery in particular,
•	changes in the timing of revenue recognition resulting from the deferral of revenues payable by our customers (which are recognized over the contract term upon commencement of drilling operations) for mobilization of our drilling rigs, time waiting on weather or time in shipyards,
•	operational risks, including hazards created by severe storms and hurricanes,
•	risks associated with offshore rig operations or rig relocations in general and in foreign jurisdictions in particular,
•	renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent,
•	inability to collect receivables,
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•	changes in the dates new contracts actually commence,
•	changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service,
•	risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery,
•	availability of transport vessels to relocate rigs,
•	environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part,
•	limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris,
•	self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season,
•	impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same,
•	governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets,
•	terrorism or military action impacting our operations, assets or financial performance,
•	our ability to attract and retain skilled personnel,
•	outcome of litigation, legal proceedings, investigations, or insurance or other claims,
•	adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments,
•	potential long-lived asset or goodwill impairments, and
•	potential reduction in fair value of our auction rate securities.

       In addition to the numerous factors described above, you should carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of the Form 10-K, as updated in this Report and the exhibits thereto. You should also carefully read and consider "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part I and "Item 1A. Risk Factors" in Part II of the Form 10-Q.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.
99.2	Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2008.
99.3	Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: October 13, 2009	/s/ DAVID A. ARMOUR David A. Armour Vice President - Finance

/s/ DOUGLAS J. MANKO Douglas J. Manko Controller

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.
99.2	Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2008.
99.3	Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2008.
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